EXHIBIT 10.11
FIRST AMENDMENT TO
LIFE INSURANCE ENDORSEMENT SPLIT DOLLAR
PLAN MANAGEMENT AGREEMENT
          This First Amendment (the “Amendment”), to that certain Life Insurance Endorsement Method Split Dollar Plan Management Agreement dated June 1, 2004, (the “Agreement”) made and entered into as of the       day of                     , 2008, by and between United Bankshares, Inc. (USB), United Bank, a Virginia state bank, successor by merger to The Marathon Bank, hereinafter referred to as “the Bank”, and Donald L. Unger, a key employee of the Bank, hereinafter referred to as the “Insured.”
          WHEREAS, the Bank and the Insured entered into the Agreement dated the 1st day of June, 2004;
          WHEREAS, pursuant to ITEM XVI of the Agreement, the parties hereto are permitted to amend the Agreement;
          WHEREAS, UBS and the Bank have determined that certain revisions to the Agreement should be made so as to clarify the intentions of the Bank and the Insured at the date of its execution and to ensure that the Agreement avoids application of IRC § 409A in compliance with Notice 2007-34, to which revisions the Insured consents as attested by his signature hereto.
          Accordingly, the USB, the Bank and the Insured desire to amend and do hereby amend the Agreement as follows:
          1. Section IX, TERMINATION OF AGREEMENT, is hereby amended in order to add the following paragraph to said Section IX:
All provided, however, that no purchase hereunder shall in any event be less that at fair market value of the policy determined at the time of the transaction in accordance with applicable provisions of the Internal Revenue Code, regulations and guidance issued thereunder.

          2. The parties hereto reserve the right to further amend the Agreement, as amended herein.
          3. This Amendment may be executed in one or more counterparts, which taken together shall constitute an original.
          IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original hereof, in triplicate, as of the day and date first above appearing, and that, upon execution, each has received an original.

UNITED BANKSHARES, INC.

By:

Witness
Its:

UNITED BANK

By:

Witness
Its:

Witness	Donald L. Unger